AGREEMENT OF SUBLEASE


                                   BETWEEN



                      COMPUTER OUTSOURCING SERVICES, INC.
                                     AS
                                  SUBLESSOR


                                     AND



                             RSL COM U.S.A., INC.
                                 AS SUBTENANT





                            DATED AS OF JULY, 1998

                             AGREEMENT OF SUBLEASE
                             ---------------------

                THIS AGREEMENT (hereinafter referred to as the "Sublease") dated as of the day of July, 1998, by and between COMPUTER OUTSOURCING SERVICES, INC., a New York corporation, having an office at 360 West 31st Street, 21 Penn Plaza, 10th Floor, New York, New York 10001 (hereinafter referred to as the "Sublessor"), and RSL COM U.S.A, INC., a Delaware corporation, having an office at 430 Park Avenue, New York, New York 10022 (hereinafter referred to as the "Subtenant").

                             W I T N E S S E T H :

                WHEREAS, Sublessor is the tenant under a certain agreement of lease dated as of January 24, 1991, as amended, between Sublessor and G-H-G Realty Company ("Landlord"), as landlord ("Overlease"), covering a portion of the basement, a portion of the Tenth (10th) Floor and the entire Eleventh (11th) Floor ("Overleased Premises") at 360 West 31st Street, New York, New York ("Building");

                WHEREAS, the Overlease covers the Overleased Premises in the Building, upon and subject to the terms and conditions more particularly set forth in the Overlease; and

                WHEREAS,  Subtenant  desires to sublet from Sublessor the entire
        Eleventh (11th) Floor of the Overleased Premises, consisting of approximately 22,300 rentable square feet and part of the Tenth (10th) floor of the Overleased Premises, consisting of approximately 9,200 rentable square feet (hereinafter referred to as the "Demised Premises"), and Sublessor desires to sublet the same to Subtenant.

                NOW, THEREFORE, in consideration of the mutual obligations of the parties hereto, the parties for themselves, their successors and assigns, hereby covenant and agree, as follows:

                1.   SUBLEASED PREMISES.

                     Sublessor hereby subleases to Subtenant and Subtenant hereby hires from Sublessor the Demised Premises. The premises subleased to Subtenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Sublease, are hereinafter collectively referred to as the "Subleased Premises."









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                2.   TERM.

                     a. The Subleased Premises are subleased for a term (hereinafter referred to as the "Term") of approximately ten years, five months, to commence on 60 days from receipt by the parties hereto of Landlord's Consent (defined hereinafter) (said date is hereinafter referred to as the "Commencement Date") and to expire on December 30, 2008 (hereinafter referred to as the "Expiration Date"), or on such earlier date upon which said term may expire or be canceled or terminated pursuant to the provisions of Section 16 hereof, or such other date upon which said term may expire or be canceled or terminated pursuant to the other provisions of this Sublease or pursuant to law, upon and subject to the covenants, agreements, terms and conditions herein contained.

                     b. In the event that the Subleased Premises are not surrendered by Subtenant upon the termination of this Sublease for any reason whatsoever other than Sublessor's default, Subtenant hereby indemnifies, holds harmless and agrees to defend Sublessor (including paying Sublessor's reasonable counsel fees and disbursements) against any and all liabilities resulting from delay by Subtenant in so surrendering the Subleased Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay. In addition to, and not in limitation of, the provisions set forth in the immediately preceding sentence, in the event that Subtenant shall hold over after the Expiration Date, Subtenant shall pay the rental due for any such period under this Sublease, except that, in the event Subtenant shall hold over for a period in excess of fifteen (15) days, Subtenant shall pay a rental for each day Subtenant shall hold over in an amount equal to two times the total gross rent and any penalties or other charges due and payable by Sublessor pursuant to the Overlease on a pro rated daily basis as of the last day of the term of this Sublease; provided, however, that the preceding provisions set forth in this sentence shall not apply to any period during which Subtenant is holding over due solely to events of "force majeure" (as such term is hereinafter defined); during any period in which Subtenant is holding over due solely to events of force majeure, Subtenant shall pay a rental for each such day in an amount equal to the rent due and payable on a pro rated daily basis as of the last day of the term of this Sublease. As used in this Sublease, the term "force majeure" shall mean the following causes beyond Sublessor's or Subtenant's, as the case may be, reasonable control: legal or governmental restrictions, regulations or controls, labor disputes, mechanical breakdowns, inability to obtain fuel, steam, water, electricity or materials through ordinary sources, acts of God, enemy action, civil commotion, fire or other casualty.

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                3.   FAILURE TO GIVE POSSESSION.

                In the event possession of the Subleased Premises is not delivered by Sublandlord to Subtenant on or prior to the Commencement Date, Sublandlord agrees to credit Subtenant's Base Rent when payable hereunder in the amount of $3,750.00 per week or $541.67 per day, as the case may be, until possession is delivered ("Delay Credit"). In the event that with the consent of the Subtenant possession of part but not all the Subleased Premises is delivered to Subtenant prior to the remainder of the Subleased Premises, the Delay Credit shall be adjusted pro rata based on the amount of square footage delivered for possession and the amount remaining. Notwithstanding anything to the contrary stated herein, in the event all of the Subleased Premises is not delivered by 120 days after receipt of the Landlord's Consent, Subtenant shall be entitled by written notice to Sublandlord to cancel this Sublease and receive the Delay Credit from Sublandlord in certified or wired funds. Subtenant shall also be entitled to cancel this Sublease by written notice to Sublandlord if Sublandlord has not delivered all of the Subleased Premises to Subtenant by 150 days after receipt of the Landlord's Consent; in such event Sublandlord shall pay the Delay Credit and an additional $55,000.00 to Subtenant by certified check or wired funds. Sublandlord shall only be entitled to remain in the Subleased Premises at such time if Sublandlord must do so for the good faith conduct of Sublandlord's business operations.


                4.   OVERLEASE.

                     a. Annexed hereto as Exhibit A is a copy of the Overlease, the terms and provisions of which, except as otherwise herein provided, are hereby incorporated in and made a part hereof.

                     b. This Sublease is subject and subordinate to the Overlease and to all amendments thereof heretofore and hereafter entered into and to any termination caused by Sublessor's default thereof in accordance with its terms and to all matters to which the Overlease is or shall be subordinate and to the consent of the Landlord in accordance with the terms of the Overlease. No amendment hereafter entered into by Sublessor and Landlord will have any adverse effect on the rights or obligations of Subtenant hereunder. Promptly after the execution of any amendment of the Overlease, Sublessor shall mail a copy thereof to Subtenant.

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                     c.  Subtenant  covenants  and  agrees:  (i) to perform  and observe all of the terms, covenants, conditions and agreements of the Overlease on the part of Sublessor to be performed thereunder relating to the Subleased Premises (other than the covenant to pay Base Rent and Additional Rent and such other covenants that are to remain the obligation of Sublessor hereunder) arising after the date hereof to the extent that the same are not modified or amended by this Sublease; (ii) not to do or not to suffer any act or thing to be done on, or with respect to, the Subleased Premises which would constitute a default under the Overlease or would cause the Overlease to be canceled, terminated or forfeited by virtue of any rights of cancellation, termination or forfeiture reserved or vested in Landlord under the Overlease; and (iii) to indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements) from and against any and all claims, liabilities, losses and damages of any kind whatsoever that Sublessor may incur by reason of, resulting from or arising out of any such cancellation, termination or forfeiture.

                     d. Sublessor represents that as of the date hereof the Overlease is in full force and effect. Sublessor represents that Sublessor has not received as of the date hereof any notice of default from the Landlord under the Overlease and has not, to the best of its knowledge, done or suffered or caused to be done any acts which would result in any cancellation, forfeiture, or termination of the Overlease. Sublessor covenants that all rent and additional rent has been or will be paid through the Commencement Date and thereafter on a timely basis, and that Sublessor's interest in the Overlease is unencumbered.

                     e. To the extent that any provisions of the Overlease may conflict or be inconsistent with the provisions of any Section of this Sublease, whether or not such inconsistency is expressly noted herein, the provisions of such Section of this Sublease shall prevail, provided, however, that in no event shall any greater rights as against the Landlord be conferred upon Subtenant hereunder than are conferred upon Sublessor pursuant to the Overlease. Furthermore, it is understood that, pursuant to the terms of the Overlease, certain work, services and repairs to be furnished or made thereunder may in fact be furnished or made by Landlord and not by Sublessor. Sublessor shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure or delay on the part of the Landlord in furnishing any such work or services or in making any of such repairs. However, if the Landlord shall default in any of Landlord's obligations to Sublessor with respect to this Subleased Premises, Subtenant shall be entitled to participate, at its own expense, with Sublessor in the enforcement of the rights which Sublessor may have against Landlord, and Sublessor shall, at the request of Subtenant, cooperate promptly and diligently with Subtenant, including joining in any action or proceeding if necessary, to enforce the rights of Subtenant, provided that Subtenant shall pay or reimburse Sublessor for all costs and expenses incurred by Sublessor in any such action or proceeding and shall indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements) from any liability arising from the taking of any such action at the request of Subtenant. In the event Sublessor fails so to cooperate with Subtenant, Subtenant may act in Sublessor's name to enforce its rights as aforesaid.

                     f. In the event of termination, re-entry or dispossess by Landlord under the Overlease, unless the Landlord shall otherwise provide, this Sublease shall automatically cease and terminate subject to the foregoing. Landlord may, at its option, take over all of the right, title and interest of Sublessor hereunder in and to the Subleased Premises, and Subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of this Sublease, except that Landlord shall not: (i) be liable for any previous act or omission of Sublessor hereunder; (ii) be subject to any offset not expressly provided in this Sublease which theretofore accrued to Subtenant against Sublessor; or (iii) be bound by any previous modification of this Sublease or by any previous prepayment of more than one (1) month's Base Rent (as hereinafter defined), if any. If this Sublease is terminated or if Landlord takes over Sublessor's interest hereunder by reason of default under the Overlease which was not caused by a default of Subtenant under this Sublease, then such termination or taking- over shall not release Sublessor from liability to Subtenant hereunder.

                5.   INSURANCE; INDEMNIFICATION AND HOLD HARMLESS.

                     a. Subtenant covenants to provide on or before the Commencement Date and to keep in force during the term of this Sublease at its own cost and expense, the insurance coverage required to be provided in paragraph 9 of the Overlease and the following insurance coverage:

                          (i) A standard comprehensive policy of liability insurance naming Sublessor and Landlord as additional insureds, as their interest may appear, and protecting Sublessor, Landlord and Subtenant against liability occasioned by accident on or about the Subleased Premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies authorized to do business in the State of New York and the limits of liability thereunder shall not be less than the amount of Five Million ($5,000,000.00) Dollars in respect of any one person, in the amount of Five Million ($5,000,000.00) Dollars in respect of any one accident, and in the amount of Five Million ($5,000,000.00) Dollars in respect of property damages. Such insurance may be carried under a blanket policy covering the Subleased Premises and other locations of Subtenant, if any, provided that the protection to be provided to Sublessor pursuant to this subsection shall not be diminished by virtue of such blanket policy or the joinder of other parties as insureds thereunder; and

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                          (ii)   Workers'   compensation   insurance   providing
        statutory New York State benefits in connection with any work done on or about the Subleased Premises by or at the direction of Subtenant.

                     b. All policies of insurance required hereunder shall contain an endorsement or other provision pursuant to which such insurance may not be modified or canceled, nor the amount thereof reduced, except upon at least fifteen (15) days' prior notice to Sublessor.

                     c. Subtenant shall not carry separate or additional insurance concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Subtenant under this Sublease if the effect of such insurance would be to reduce the protection or the payment to be made under the insurance required hereunder, unless Sublessor is included as an insured thereunder. Subject to the foregoing, Subtenant shall be permitted to carry separate insurance on its furnishings, furniture, and equipment in the Subleased Premises.

                     d.  Prior  to the  time  any  insurance  specified  in this
        Section is first required to be carried by Subtenant and thereafter, at least fifteen (15) days prior to the expiration of any such policies, Subtenant agrees to deliver to Sublessor either copies of the aforesaid policies or certificates evidencing such insurance, provided that any such certificate shall contain an endorsement that such insurance may not be modified or canceled, nor the amount thereof reduced, except upon the prior notice required under Section (b) of this Section 5.

                     e. (i) Sublessor and Subtenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the Subleased Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Subtenant, shall also extend to all other persons and entities occupying or using the Subleased Premises in accordance with the terms of this Sublease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then, except as provided in clauses (ii) and (iii) of this Section 5(e), the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

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                          (ii) In the event  that  Sublessor  shall be unable at
        any time to obtain one of the provisions referred to above in any of its insurance policies, Sublessor shall notify Subtenant thereof (and include in such notice the amount of the additional premium, if any, imposed for the inclusion of Subtenant as an insured party), and, at Subtenant's option, Sublessor shall cause Subtenant to be named in such policy or policies as one of the insureds, but if any additional premium shall be imposed for the inclusion of Subtenant as such as an insured, Subtenant shall pay such additional premium upon demand, or Sublessor shall be excused from its obligations under this Section 5(e) with respect to the insurance policy or policies for which such additional premiums would be imposed. In the event that Subtenant shall have been named as one of the insureds in any of Sublessor's policies in accordance with the foregoing, Subtenant shall endorse promptly to the order of Sublessor, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or any other payment growing out of or connected with said policy, and Subtenant hereby irrevocably waives any and all rights in and to such proceeds and payment.

                          (iii) In the event that Subtenant shall be unable at any time to obtain one of the provisions referred to above in any of its insurance policies, Subtenant shall notify Sublessor thereof (and include in such notice the additional premium, if any, imposed for the inclusion of Sublessor as an insured party) and, at Sublessor's option, Subtenant shall cause Sublessor to be named in such policy or policies as one of the insureds, but if any additional premium shall be imposed for the inclusion of Sublessor as an insured, Sublessor shall pay such additional premium upon demand or Subtenant shall be excused from its obligations under this Section 5(e) with respect to the insurance policy or policies for which such additional premiums would be imposed. In the event that Sublessor shall have been named as one of the insureds in any Subtenant's policies in accordance with the foregoing, Sublessor shall endorse promptly to the order of Subtenant, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or any other payment growing out of or connected with said policy and Sublessor hereby irrevocably waives any and all rights in and to such proceeds and payment.

                     f. If, by reason of a failure of Subtenant to comply with the provisions of Section 5(g) or Section 11 hereof, Sublessor is required pursuant to the Overlease to pay to or reimburse Landlord for all or any portion of any increased premiums for fire insurance and extended coverage, Sublessor shall notify Subtenant thereof and Subtenant shall reimburse Sublessor, on demand, for that portion of such Sublessor's payment or reimbursement occasioned because of such failure on the part of Subtenant.

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                     g. Subtenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Subleased Premises in violation of this Sublease or the Overlease which would subject Landlord or Sublessor to any liability or responsibility for personal injury or death or property damage, or which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord and Sublessor.

                     h. In addition to the foregoing, upon failure of Subtenant to procure, maintain or place such insurance and pay all premiums and charges therefor, Sublessor may, upon fifteen (15) days' notice to Subtenant, do so (but shall not be obligated to do so) and in such event Subtenant agrees to pay the amount therefor, plus interest at the Interest Rate (as such term is defined in Section 8(e) hereof), from the date of such payment by Sublessor until payment in full by Subtenant, to Sublessor on demand, as Additional Rent as hereinafter defined. Notwithstanding the foregoing, if Subtenant shall fail to keep in force and effect the insurance substantially as hereinabove set forth, then Subtenant shall indemnify, save harmless and defend Landlord and Sublessor (including the payment of Landlord's and Sublessor's counsel fees and disbursements) from and against any and all liability and damages, and from and against any and all suits, claims and demands of every kind and nature, including reasonable attorneys' fees by or on behalf of any person, firm, association or corporation arising out of or based upon any accident, injury or damage, however occurring, which shall or may happen in, on, at or about the Subleased Premises, and from and against any matter or thing arising out of the condition, maintenance, repair, alteration, use, occupation, or operation of the Subleased Premises, except to the extent the same shall have been caused by the negligent acts or omissions of Sublessor, its employees or agents.

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                6.   ASSIGNMENT AND SUBLETTING.

                     a. Subtenant shall not assign this Sublease or Subtenant's rights in and to the Subleased Premises or sublet all or any part of the Subleased Premises without consent of the Overlandlord pursuant to the Overlease. If this Sublease is assigned or if the Subleased Premises or any part thereof is underlet or occupied by anyone other than the Subtenant, Sublessor may collect rent from the assignee, undertenant or occupant and apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Subtenant from the further performance or observance by Subtenant of the covenants herein contained. The consent to an assignment or underletting shall not in anyway be construed to relieve Subtenant (or any assignee or undertenant) from obtaining the express written consent of Sublessor to any further assignment or underletting. Notwithstanding any assignment or sublease which shall have been consented to by Sublessor, Subtenant shall remain primarily liable on this Sublease and shall not be released from performing and observing any of the terms, covenants and conditions of this Sublease.

                     b. Any transfer of a 50% or greater interest in Subtenant (whether stock, partnership interest or otherwise) shall be deemed to be an assignment of this Sublease.

                     c. Every assignment hereunder is subject to the express condition, and by accepting an assignment hereunder each assignee shall be conclusively deemed to have agreed, that if this Sublease should be terminated prior to the expiration date or if Sublessor should succeed to Subtenant's estate in the Subleased Premises, then at Sublessor's election, the assignee shall attorn to and recognize Sublessor as the assignee's landlord and the assignee shall promptly execute and deliver any instrument Sublessor may reasonably request to evidence such attornment.

                     d. Subtenant shall furnish Sublessor with an executed counterpart of any assignment made hereunder within ten (10) days after the date of its execution. Subtenant shall remain fully liable for the performance of all of Subtenant's obligations hereunder notwithstanding any assignment provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Sublessor for all acts and omissions of any assignee or anyone claiming by, through or under any assignee which shall be in violation of any of the obligations of this Sublease and any such violation shall be deemed to be a violation by Subtenant.

                     e. Notwithstanding any assignment and assumption by the assignee of the obligations of Subtenant hereunder, Subtenant herein named, and each immediate or remote successor in interest of Subtenant herein named, and any guarantor of this Sublease, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Subtenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Sublessor for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Sublease.

                     f. Notwithstanding anything to the contrary hereinabove set forth, no assignment of this Sublease shall be binding upon Sublessor unless the assignee shall execute and deliver to Sublessor an agreement, whereby such assignee agrees, unconditionally, to be personally bound by and to perform all of the obligations of Subtenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement shall not release the assignee from its liability for the obligations of Subtenant hereunder assumed by acceptance of the assignment of this Sublease.

                     g. If Sublessor shall decline to give its consent to any proposed assignment, Subtenant shall indemnify, defend and hold harmless Sublessor against and from any and all loss, liability, damages, costs and expenses (including reasonable legal fees and disbursements) resulting from any claims that may be made against Sublessor by the proposed assignee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment.

                     h. In the event that (i) Sublessor fails to exercise any of its options under this Section and (ii) Subtenant fails to execute and deliver the assignment or sublease to which Sublessor consented within sixty (60) days after the giving of such consent, then, Subtenant shall again comply with all of the provisions and conditions of this Section before assigning this Sublease.

                     i. The consent by Sublessor to an assignment or to a subletting shall not relieve Subtenant (or any successor thereto) from obtaining the express written consent of Sublessor to any further assignment or subletting.

                7.   USE AND OCCUPANCY.

                Subtenant covenants and agrees to use the Subleased Premises only for the uses permitted in the Overlease and for no other purpose.

                8.   ANNUAL BASE RENT AND PAYMENT DATES.

                     a.   Six months after the later of

                          (i) Commencement Date or delivery of the Subleased Premises to Subtenant ("Free Rent Period") - 12/31/2001 $472,500 per annum

                          In the event a portion of the Subleased Premises is delivered for Subtenant's possession prior to the delivery of the remainder of the Subleased Premises for Subtenant's possession, the Free Rent Period shall be adjusted pro rata to reflect such staggered delivery. Solely by way of example, if possession of the 10th Floor is delivered to Subtenant 60 days after receipt of Landlord's Consent while possession of the 11th Floor is delivered to Subtenant 90 days thereafter, the Free Rent period shall expire for the 10th Floor eight months from said receipt and the 11th Floor nine months from said receipt.

                             1/1/2002 - 12/31/2005     $535,500 per annum
                             1/1/2006 - 13/31/2008     $598,500 per annum

                     b. Subtenant shall pay to Sublessor the Base Rent in equal monthly installments in advance on the first day of each and every calendar month, commencing as stated in paragraph 8(a)(i) above. If the Expiration Date occurs on a date other than the last day of a calendar month, the Base Rent for such calendar month shall be pro rated.

                     c. (i) In addition to the Base Rent, Subtenant shall pay to Sublessor, as additional rent (hereinafter referred to as "Additional Rent"), without limitation or exception, all other sums of money as the same shall become due and payable by Subtenant under this Sublease and any specific Landlord charges imposed on Subtenant which may or may not be billed to Sublessor (e.g. - overtime service charges).

                          (ii) In addition to the Base Rent and all other sums specified herein, and as part of the total rent to be paid, Subtenant shall pay Sublessor, as additional rent, without set-off or deduction, the following Additional Rent:

                               (a)  Taxes.  If the Real Estate Taxes
        applicable to the Building for any lease year during the term of this lease shall exceed the Real Estate Taxes applicable to the Building for real estate tax calendar year 1998 - 99 ("Base Lease Year"), then for said lease year the Subtenant shall pay to the Sublessor as rent (in addition to all other rent payable) 9.22% of the amount of such excess.

                               The term "Real Estate Taxes" shall mean
        all the real estate taxes and assessments, special, supplemental, or otherwise, levied, assessed or imposed by federal, state or local governments against or upon the buildings of which the Overleased Premises forms a part and the land upon which the Building is located. If at any time during the term of this Sublease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed and imposed (i) a tax, assessment, levy, imposition or charge wholly or partially as capital, levy, or otherwise on the rents received thereof, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Overleased Premises and imposed upon Landlord, or (iii) a license fee measured by the rents payable by Subtenant to Sublessor, or the part thereof so measured or based, shall be deemed to be included within the
        term "Real Estate Taxes" for the purpose hereof. Only Landlord or Sublessor may institute tax reduction or other proceedings to reduce the assessed valuation of the land and/or Building.

                               Sublessor's failure during the sublease
        term to prepare and deliver any of the foregoing tax bills, statements or bills, or Sublessor's failure to make a demand, shall not in any way cause Sublessor to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this sublease. Subtenant's liability for the amounts due under this Article shall survive the expiration of the term.

                               As of the Commencement Date, Sublessor
        shall estimate Subtenant's annual pro rata share of Real Estate Taxes and one-twelfth (1/12) of the amount so estimated shall be paid on the first day of each calendar month in advance. Within one hundred twenty
        (120) days after the end of each calendar year Sublessor shall furnish Subtenant a statement in reasonable detail of the actual Real Estate Taxes prepared in accordance with sound accounting practices and thereupon there shall be an adjustment between Sublessor and Subtenant, with payment to or repayment by Sublessor, as the case may require, to the end that owner shall receive the entire amount of Tenant's annual pro rata share for such period.

                          (b) Wage Rate. If the Wage Rate for any Operating Year shall be greater than the Base Wage Rate, then Subtenant shall in the case of such an increase pay to Sublessor as additional rent for the
        Subleased Premises an amount equal to the product obtained by multiplying the difference between the Wage Rate for such Operating Year and the Base Wage Rate, by the Wage Rate Multiple. All capitalized terms used in this paragraph shall have the meanings ascribed to them in the Overlease as amended except that the Base Wage Rate shall be deemed to mean the Wage Rate for the calendar year 1998, the Operating Year shall mean the calendar year in which the term of this Sublease commences and each subsequent calendar year in which occurs any portion of the term of this Sublease, the Wage Rate Multiple shall equal 31,500 and Wage Rate as used in this Sublease shall be exclusive of the monetary value or cost of all payments or benefits of every nature and kind (including those required to be paid by the employer directly to taxing authorities or others because of the employment) including, but not limited to, social security, unemployment and other similar taxes, holiday and vacation pay, absent fund, birthdays, jury duty, medical checkup, relief time and other paid time off, incentive pay, sick pay, accident, health and welfare insurance programs, pension plans, guaranteed payment plans, and supplemental unemployment benefit programs of a similar or dissimilar nature, irrespective of whether they may be required by any Legal Requirement or otherwise.

                     d. Subtenant shall pay all Base Rent in lawful money of the United States by check drawn on a bank or trust company branch located in the United States, delivered or mailed to the office of Sublessor, or such other place as Sublessor may designate in writing, without any setoff or deduction whatsoever, except that Subtenant shall pay the first full monthly installment of Base Rent equal to $39,375.00 upon execution hereof.

                     e. If Subtenant shall fail to pay when due any installment or payment of Base Rent within ten (10) days after the date on which such installment or payment is due, provided Subtenant has received at least five (5) days' notice thereof (except that no such notice shall be required more than once any lease year), Subtenant shall pay interest thereon at the Interest Rate, as hereinafter defined, from the date when such installment or payment shall have become due to the date of the payment thereof, and such interest shall be deemed Additional Rent, payable simultaneously with the installment or payment for which such interest shall have accrued. For purposes of the Sublease, "Interest Rate" shall mean a rate which is four (4) points over the then prime interest rate as published in the Wall Street Journal.

                9.   ELECTRICITY, OTHER UTILITIES AND CLEANING.

                     a. To the extent required by the Overlease, Subtenant shall pay for, at its own cost and expense, all cleaning services, and all utilities for the Overleased Premises (including gas, air conditioning, water, sewerage, hot water and heat, electricity on a direct meter with the utility for the 11th Floor and 10th Floor with the exception of 1,617 rentable square feet which Subtenant agrees to pay on a submetered basis pursuant to the terms of the Overlease as amended, light, power, telephone and other similar services), including the cost of installation and maintenance of meters and any additional items required by the Subtenant from the date Subtenant takes delivery of the Subleased Premises.

                     b. Subtenant agrees to maintain, repair and replace when reasonably necessary, at Subtenant's own cost and expense, the heating, air conditioning, electric lighting, electrical, and plumbing equipment serving the Subleased Premises exclusively (including light bulbs and tubes). All heating and air conditioning equipment remains the property of the Sublessor.

                10.  SIGNS.

                     Subject to the consent of the Landlord, Tenant shall have the privilege of placing on the Subleased Premises such signs as it deems necessary and proper in the conduct of its business, provided Tenant pays all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, and provided the signs are legally permitted to be installed. Tenant agrees to exonerate, save harmless, protect, and indemnify the Sublessor and the Landlord from and against any and all losses, damages, claims, suits, or actions for any damage or injury to person or property caused by the erection and maintenance of the signs or parts thereof, and insurance coverage for the signs shall be included in the public liability policy, which Tenant is required to furnish under paragraph 5 hereof.

                11.  PERMITS; COMPLIANCE WITH LAWS.

                     Subtenant covenants that Subtenant will not use or suffer or permit any person to use the Subleased Premises for any unlawful purpose and that it will obtain and maintain at its sole cost and expense all licenses and permits from any and all governmental authorities having jurisdiction over the Subleased Premises which may be necessary for the conduct of Subtenant's business thereon. Subtenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulations of any department, bureau, agency or any governmental authority having jurisdiction over the operation, occupancy, maintenance and use of the Subleased Premises for the purpose set forth herein to the extent required of Sublessor under the Overlease or arising from Subtenant's use. Subtenant will indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements if Sublessor is required to appear in any action or proceeding) from and against any claims, penalties, loss, damage or expense imposed by reason of a violation of any applicable law or the rules and regulations of governmental authorities having jurisdiction thereof relating to Subtenant's use and occupancy of the Subleased Premises.

                12.  CONDITION OF SUBLEASED PREMISES.

                     a. Subtenant represents that Subtenant has made a thorough examination and inspection of the Subleased Premises and is familiar with the condition thereof. Subtenant acknowledges that this Sublease has been made without any representations or warranties by Sublessor as to the present or future condition of the Subleased Premises or the appurtenances thereto or any improvements therein. It is further agreed that Subtenant does and will accept the Subleased Premises in its "as is" condition and state of repair as of the date hereof, subject to reasonable wear and tear between the date of execution hereof and the Commencement Date and Sublessor's normal moving out of the Subleased Premises. Sublessor shall have no obligation to perform any work or provide any materials therein. Notwithstanding the foregoing, Sublessor shall deliver the Subleased Premises to Subtenant broom clean and vacant.

                13.  ALTERATIONS OR IMPROVEMENTS.

                     a. Subtenant shall not make any alterations or improvements to the Subleased Premises without the express prior written consent of Sublessor and Landlord in accordance with the provisions of the
        Overlease in each instance first obtained. Sublessor agrees not to unreasonably withhold or delay its consent to any nonstructural alterations if the consent of Landlord is first obtained or if such consent is not required. All alterations or improvements shall be made, if at all, at the sole cost and expense of Subtenant, and shall be made solely in accordance with the provisions and requirements of the Overlease, and with respect thereto: (i) all obligations of and all acts or things to be performed, done or observed on "Tenant's" part thereunder, shall be the obligations of and shall be performed, done and observed by Subtenant; and (ii) all references contained therein to "Landlord" shall be deemed to include and shall include Sublessor hereunder.

                     b. Any personal property which may be removed without damage to the Subleased Premises shall remain the property of Subtenant, and, except as provided below, all other personal property and alterations and improvements shall become the property of Sublessor at the expiration of the term of this Sublease. At Sublessor's request, Subtenant shall be obligated, at Subtenant's sole cost and expense, to remove all or any part of Subtenant's movable personal property and all or any part of the alterations and improvements made by Subtenant or for its account, at the expiration or earlier termination of Sublease and to restore the Subleased Premises to the condition existing as of the commencement of occupancy by Subtenant of the Subleased Premises, except for ordinary wear and tear, and except for alterations made with the express prior written consent of Sublessor.

                14.  BROKERS.

                     Each party warrants and represents to the other that each party has not engaged and or dealt with any broker, finder or any person acting in such capacity or similar capacity in connection with this Sublease other than Sylvan Lawrence Company, Inc. and S.L. Green Leasing, Inc. ("Broker"). This Sublease is consummated in reliance on the foregoing representation, and each party agrees to indemnify, hold harmless and defend the other from any and all losses, damages, costs, expenses, claims and liabilities arising out of any inaccuracy of said representations, including court costs and attorneys' fees and disbursements. Sublessor agrees to pay Broker a commission pursuant to separate agreement.

                15.  INDEMNIFICATION.

                     a. Subtenant agrees to indemnify, hold harmless and defend Sublessor (including the payment of Sublessor's reasonable counsel fees and disbursements) against and from all liabilities, obligations, damages, penalties, claims, costs, charges, and expenses, which may be imposed or asserted against Sublessor by reason of any of the following occurring during the term hereof.

                          (i) Any wrongful act or omission by Subtenant or any of its agents, contractors, servants, employees, licensees or invitees arising out of Subtenant's use, occupancy, control, or management of the Subleased or Demised Premises and any part thereof;

                          (ii) Any work or thing done by Subtenant in or about the Subleased or Demised Premises or any part thereof, including, but not limited to, work done pursuant to Article 13 hereof; or

                          (iii) Any failure on the part of Subtenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Sublease or the Overlease, on Subtenant's part to be performed, after the expiration of any applicable notice and grace periods.

                     b. In the event any action or proceeding is brought against
        Sublessor by reason of any of the above, Subtenant upon written notice from and requested by Sublessor shall, at Subtenant's sole cost and expense, resist or defend any such action or proceeding, and shall pay any judgment or perform any decree resulting therefrom which shall have become final, provided that Sublessor will not settle any such action without Subtenant's express prior written consent, provided that if such consent is not forthcoming promptly after the request therefor, Subtenant shall post a bond in the amount of the offered settlement.

                     c. Sublessor agrees to indemnify, hold harmless and defend Subtenant (including the payment of Subtenant's reasonable counsel fees and disbursements) against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, which may be imposed or asserted against Subtenant by reason of (i) any event occurring prior to the term hereof or (ii) any failure of Sublessor to make timely payment of rent and additional rent under the Overlease, except to the extent that such failure results from Subtenant's failure to pay rent or additional rent under this Sublease.

                16.  DEFAULT PROVISIONS AND REMEDIES.

                     a. If any one or more of the following events (hereinafter referred to as "Events of Default" ) shall occur:

                          (i) If this Sublease or the estate of Subtenant hereunder shall be transferred or assigned by Subtenant to any person, firm corporation or other entity, whether by operation of law or otherwise, except in a manner as may be herein expressly permitted; or

                          (ii) If default shall be made by Subtenant in the due and punctual payment of any installment of Base Rent or any Additional Rent payable under this Sublease within five (5) days after receipt of notice that such Base Rent or Additional Rent is due; or

                          (iii) If (A) default shall be made by Subtenant in the observance or performance of any covenant, agreement, term or condition, other than those referred to in the foregoing subparagraphs (i) and (ii) of this Section 16(a), and Subtenant shall fail to remedy such default within ten (10) days after notice by Sublessor to Subtenant of such default, unless (B) such default is of such a nature that it cannot be completely remedied within such 10-day period, in which case it must be remedied within such time after the date of the giving of said notice as shall reasonably be necessary; or

                          (iv) If Subtenant shall abandon the Subleased Premises or not perform its obligations hereunder; or

                          (v) If at any time during the term hereof, there shall be filed by Subtenant in any court, pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for the appointment of a receiver or Subtenant otherwise enters into an arrangement under the United States Bankruptcy Act or under any law of similar import; or

                          (vi) If at any time during the term hereof, there shall be filed against Subtenant or any assignee of Subtenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of or for Subtenant's property, and if within sixty (60) days after the commencement of any such proceeding against Subtenant the same shall not have been stayed or dismissed; or

                          (vii) If any default declared by the Landlord under the Overlease as to which there is no grace period shall be due to any act or omission of Subtenant.

                In any such event, Sublessor may serve a written notice of cancellation and termination of this Sublease, and upon the expiration of five (5) days from the receipt or attempted delivery thereof, this Sublease and the term hereof shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Sublease and the term hereof, and Subtenant shall then quit or surrender to Sublessor the Subleased Premises and each and every part thereof, but Subtenant shall remain liable for damages and all other sums payable pursuant to the provisions of Section 16(b) below.

                     b. If this Sublease and the term hereof shall expire and terminate as provided in Section 16(a) above:

                          (i) Subtenant will quit and peacefully surrender the Subleased Premises to Sublessor, and Sublessor, upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Subleased Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, may dispossess Subtenant and remove Subtenant and all other persons and property from the Subleased Premises and may have, hold and enjoy the Subleased Premises and the right to receive all rental income of and from the same.

                          (ii) At any time or from time to time after any such expiration or termination, Sublessor may relet the Subleased Premises or any part thereof, in the name of Sublessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Sublease) and on such conditions (which may include concessions or free rent) as Sublessor in its absolute discretion may determine, and Sublessor may collect and receive the rent therefor.

                          (iii)  No  such  expiration  or  termination  of  this
        Sublease shall relieve Subtenant of Subtenant's liability and obligations which shall survive any such expiration or termination. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Sublessor may re-let the Subleased Premises or any part or parts thereof, and agrees to use its best efforts to do so, either in the name of Sublessor or otherwise, for a term or terms, which may at Sublessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Sublease and may grant concessions or free rent or charge a higher rental than that in this Sublease, and/or (c) Subtenant or the legal representatives of Subtenant shall also pay Sublessor as liquidated damages for the failure of Subtenant to observe and perform said Subtenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Subleased Premises for each month of the period which would otherwise have constituted the balance of the term of this Sublease. The failure of Sublessor to re-let the premises or any part or parts thereof shall not release or affect Subtenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Sublessor may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the Subleased Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Subtenant on the rent day specified in this Sublease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Sublessor to collect the deficiency of any subsequent month by a similar proceeding. Sublessor, in putting the Subleased Premises in good order or preparing the same for re-rental may, at Sublessor's option, make such alterations, repairs, replacements, and/or decorations in the Subleased Premises as Sublessor, in Sublessor's reasonable judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Subtenant from liability hereunder as aforesaid. Sublessor shall in no event be liable in any way whatsoever for failure to re-let the demised premises. Sublessor shall in no event be liable in any way whatsoever for failure to re-let the Subleased Premises, or in the event that the Subleased Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Subtenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Subtenant to Sublessor hereunder. In the event of a breach or threatened breach by Subtenant or Sublessor of any of the covenants or provisions hereof, Sublessor and Subtenant shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Sublease of any particular remedy, shall not preclude Sublessor or Subtenant from any other remedy, in law or in equity. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Subtenant being evicted or dispossessed for any cause, or in the event of Sublessor obtaining possession of Subleased Premises, by reason of the violation by Subtenant of any of the covenants and conditions of this lease, or otherwise.

                          (iv) If Subtenant shall abandon the Subleased Premises or not perform its obligations hereunder; or

                          (v) If at any time during the term hereof, there shall be filed by Subtenant in any court, pursuant to any statute, either of the United States or any state, a petition in bankruptcy or insolvency, or for the appointment of a receiver or Subtenant otherwise enters into an arrangement under the United States Bankruptcy Act or under any law of similar import; or

                          (vi) If at any time during the term hereof, there shall be filed against Subtenant or any assignee of Subtenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of or for Subtenant's property, and if within sixty (60) days after the commencement of any such proceeding against Subtenant the same shall not have been stayed or dismissed; or

                          (vii) If any default declared by the Landlord under the Overlease as to which there is no grace period shall be due to any act or omission of Subtenant.

                In any such event, Sublessor may serve a written notice of cancellation and termination of this Sublease, and upon the expiration of five (5) days from the receipt or attempted delivery thereof, this Sublease and the term hereof shall end and expire as fully and completely as if the date of expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this Sublease and the term hereof, and Subtenant shall then quit or surrender to Sublessor the Subleased Premises and each and every part thereof, but Subtenant shall remain liable for damages and all other sums payable pursuant to the provisions of Section 16(b) below.

                     b. If this Sublease and the term hereof shall expire and terminate as provided in Section 16(a) above:

                           (i) Subtenant will quit and peacefully surrender the Subleased Premises to Sublessor, and Sublessor, upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Subleased Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, may dispossess Subtenant and remove Subtenant and all other persons and property from the Subleased Premises and may have, hold and enjoy the Subleased Premises and the right to receive all rental income of and from the same.

                          (ii) At any time or from time to time after any such expiration or termination, Sublessor may relet the Subleased Premises or any part thereof, in the name of Sublessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Sublease) and on such conditions (which may include concessions or free rent) as Sublessor in its absolute discretion may determine, and Sublessor may collect and receive the rent therefor.

                          (iii)  No  such  expiration  or  termination  of  this
        Sublease shall relieve Subtenant of Subtenant's liability and obligations which shall survive any such expiration or termination. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Sublessor may re-let the Subleased Premises or any part or parts thereof, and agrees to use its best efforts to do so, either in the name of Sublessor or otherwise, for a term or terms, which may at Sublessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Sublease and may grant concessions or free rent or charge a higher rental than that in this Sublease, and/or (c) Subtenant or the legal representatives of Subtenant shall also pay Sublessor as liquidated damages for the failure of Subtenant to observe and perform said Subtenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Subleased Premises for each month of the period which would otherwise have constituted the balance of the term of this Sublease. The failure of Sublessor to re-let the premises or any part or parts thereof shall not release or affect Subtenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such reasonable expenses as Sublessor may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the Subleased Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Subtenant on the rent day specified in this Sublease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Sublessor to collect the deficiency of any subsequent month by a similar proceeding. Sublessor, in putting the Subleased Premises in good order or preparing the same for re-rental may, at Sublessor's option, make such alterations, repairs, replacements, and/or decorations in the Subleased Premises as Sublessor, in Sublessor's reasonable judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Subtenant from liability hereunder as aforesaid. Sublessor shall in no event be liable in any way whatsoever for failure to re-let the demised premises. Sublessor shall in no event be liable in any way whatsoever for failure to re-let the Subleased Premises, or in the event that the Subleased Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Subtenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Subtenant to Sublessor hereunder. In the event of a breach or threatened breach by Subtenant or Sublessor of any of the covenants or provisions hereof, Sublessor and Subtenant shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Sublease of any particular remedy, shall not preclude Sublessor or Subtenant from any other remedy, in law or in equity. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Subtenant being evicted or dispossessed for any cause, or in the event of Sublessor obtaining possession of Subleased Premises, by reason of the violation by Subtenant of any of the covenants and conditions of this lease, or otherwise.

                          (iv) To the extent permitted by applicable law, Subtenant hereby waives service of any notice of intention to re-enter provided for in any statute, law or regulation, and the service of notice of the institution of legal proceedings to that end. To the extent permitted by applicable law, Sublessor and Subtenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, Subtenant's use or occupancy of the Subleased Premises, including any claim of injury or damage. The terms "enter", "re-enter", "entry" and "reentry" as used in this Sublease are not restricted to their technical, legal meanings. The provisions of this Section shall survive the termination of this Sublease.

                          (v) The failure of Sublessor or Subtenant, as the case may be, to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Sublease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Sublease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No covenant, agreement, term or condition of this Sublease to be performed or complied with by Sublessor or Subtenant, as the case may be, and no breach thereof, shall be waived, altered or modified, and no attempt shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Sublease, in whole or in part, unless such waiver, alteration, modification, charge, release, discharge, termination, abandonment or executory agreement is in writing, refers expressly to this Sublease, and is signed by the party against whom enforcement thereof is sought.

                          (vi) In the event of any breach or threatened breach by Subtenant of any of the covenants, agreements, terms or conditions contained in this Sublease, Sublessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Sublease.

                          (vii) Each right and remedy of Sublessor provided for in this Sublease or in the Overlease shall be cumulative and shall be in addition to every other right or remedy provided for in this Sublease or Overlease as now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Sublessor of any one or more of the rights or remedies provided for in this Sublease or in the Overlease or now or hereafter existing at law or in equity or by statute otherwise, shall not preclude the simultaneous or later exercise by Sublessor of any or all other rights or remedies provided for in this Sublease or in the Overlease now or hereafter existing at law or in equity or by statute or otherwise.

                          (viii) Subtenant hereby agrees that, in the event Sublessor commences a summary proceeding for possession of the Subleased Premises, Subtenant will not interpose any permissive counterclaim of any nature or description whatsoever in such proceeding, except that Subtenant shall not be estopped in such action from alleging any affirmative defense Subtenant elects to claim.

                17.  REPARIS.

                     Subtenant shall, throughout the term hereof, take good care of the Subleased Premises and the fixtures, appurtenances and personal property of Subtenant therein, and make all repairs thereto which would otherwise be required of Sublessor under the Overlease after the date hereof, ordinary wear and tear excepted. In addition, all damage or injury to the Subleased Premises or the Building caused by or resulting from the use of the Subleased Premises by Subtenant, Subtenant's tenants, employees, invitees or licensees, shall be repaired promptly by Subtenant at Subtenant's sole cost and expense, to the reasonable satisfaction of Sublessor.

                18.  WAIVER.

                     Subtenant, on its own behalf and on behalf of all persons claiming through or under Subtenant, including all creditors, does hereby waive any and all rights and privileges, so far as is permitted by law, which Subtenant and all such persons might otherwise have under any present or future law (a) to redeem the Subleased Premises, (b) to re-enter or repossess the Subleased Premises, or (c) to restore the operation of this Sublease after Subtenant shall have been dispossessed by a judgment or by warrant of any court or judge; or after any re-entry by Sublessor, or after any expiration or termination of this Sublease and the term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Sublease. The words "re-enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

                19.  ANTICIPATORY BREACH.

                     In the event of any breach or threatened breach by Subtenant or any persons claiming through or under Subtenant of any of the agreements, terms, covenants or conditions contained in this Sublease, Sublessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as if re-entry, summary proceedings or other specific remedies were not provided for in this Sublease.

                20.  NOTICES.

                     a. Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Sublease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Sublease) and shall be given, rendered or made by overnight courier services such as Federal Express, providing for a receipt on delivery, or by certified or registered mail, return receipt requested, addressed to the other party at the address hereinabove set forth, and shall be deemed to have been given, rendered or made on the second (2nd) business day following the day so mailed or sent by overnight courier services, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the earlier of actual receipt, or the expiration of the normal period of time for delivery of mail from the post office of origin to the post office of destination. Either party may, by notice as aforesaid, designate a different address or addresses for notice, statements, demands or other communications intended for it.

                     b. If there occurs any interruption of registered mail service lasting more than five (5) consecutive business days, notices may be given by telegram, overnight courier service, or personal delivery, but shall not be effective until personally received by an executive officer of a party which is a corporation, or a managing partner of a party which is a partnership or a principal of any other entity.

                21.  END OF TERM.

                     Subtenant shall surrender the Subleased Premises to Sublessor at the expiration or sooner termination of this Sublease in the same order and condition as delivered to Subtenant, except for reasonable wear and tear, damage by the elements and damages caused by perils and condemnation excepted, and Subtenant shall remove all of its property from the Subleased Premises. Sublessor may require Subtenant to remove all or a portion of any structural alterations, improvements or additions in and to the Subleased Premises made by Subtenant without Sublessor's express prior written approval, to repair any damage caused by such removal to Sublessor's satisfaction and to restore the Subleased Premises to the condition existing as of the commencement of occupancy by Subtenant of the Subleased Premises, excepting therefrom reasonable wear and tear.

                22.  SECURITY.

                     Subtenant   has  deposited   with   Sublessor  the  sum  of
        $178,400.00 as security ("Security Deposit") for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease; it is agreed that in the event Subtenant defaults in respect of any of the terms; provisions and conditions of this Sublease, including, but not limited to, the payment of rent and additional rent, Sublessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Subtenant is in default or for any sum which Sublessor may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including but not limited to, any damages or deficiency in the re-letting of the Subleased Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, Sublessor shall: (i) return a portion of the Security Deposit to Sublessee equal to the sum of $89,250.00 not later than July 1, 2003 and (ii) the security shall be returned to Subtenant after the date fixed as the end of the Sublease and after delivery of entire possession of the Subleased Premises to Sublessor. In the event of a sale of the land and building or leasing of the building, of which the Subleased Premises form a part, Sublessor shall have the right to transfer the security to the vendee or lessee and Sublessor shall thereupon be released by Subtenant from all liability for the return of such security; and Subtenant agrees to look to the new Sublessor solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Sublessor. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In lieu of a cash security deposit, Subtenant may deliver the Security Deposit to Sublandlord in the form of a clean, irrevocable, non-documentary and unconditional letter of credit in the amount of the Security Deposit (the "Letter of Credit") issued by and drawable upon any commercial bank which is a member of the New York Clearing House Association or other bank satisfactory to Sublandlord, trust company, national banking association or savings and loan association with offices for banking purposes in the City of New York (the "Issuing Bank"), which has outstanding unsecured, uninsured and unguaranteed), indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness (which is otherwise uninsured and unguaranteed, that is then rated, without regard to qualification of such rating by symbols such as "+" or "-" or numerical notation, "Aa" or better by Moody's Investors Service and "AA: or better by Standard & Poor's Rating Service, and has combined capital, surplus and undivided profits of not less than $500,000,000. The Letter of Credit shall (a) name Sublandlord as beneficiary, (b) be in the amount of the Security Deposit, (c) have a term of not less than one year, (d) permit multiple drawings, (e) be fully transferable by Sublandlord without the payment of any fees or charges by Sublandlord, and (f) otherwise be in form and content satisfactory to Sublandlord. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Subtenant and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year each thereafter during the term of this sublease unless the Issuing Bank sends a notice (the "Non-Renewal Notice") to Sublandlord by certified mail, return receipt requested, not less than 45 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit. Sublandlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Letter of Credit shall state that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank at an office location in Manhattan. The Letter of Credit shall be subject in all respects to the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500.

                23.  MISCELLANEOUS.

                     a. Section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                     b. This Agreement shall be interpreted and given effect in accordance with the laws of the State of New York.

                     c. This Agreement expresses the whole agreement between the parties, there being no representation, warranty or other agreement not herein expressly set forth or provided for. No change, modification of or addition to this Agreement shall be valid unless in writing and signed by each of the parties hereto.

                     d. Each party hereto agrees that it will execute and deliver such further instruments and will take such further action as may be necessary to discharge or perform or carry out any of their respective obligations and agreements hereunder. Each party hereto represents to the other that each has full authority to enter into this Sublease.

                     e. This Sublease shall not be recorded in the land records of the County of New York.

                     f. Nothing contained in this Sublease shall be deemed or construed to create any relationship between the parties hereto other than sublandlord and subtenant, and the parties hereby acknowledge that they are not, and shall not be deemed by this Sublease to be partners or joint venturers.

                     g. The incorporation of the Overlease in this Sublease is intended to clarify the rights of Landlord to which this Sublease is subject and the limitations imposed on Subtenant's use and occupancy of the Demised Premises and not to establish rights or obligations or Sublessor or Subtenant which are not provided for in this Sublease.

                     h. This Sublease is subject to the consent of the Landlord pursuant to the terms of the Overlease of the terms of this Sublease and Sublessee's plans for the initial alterations of the Subleased Premises as set forth in the plans annexed hereto as Exhibit B and made part hereof ("Landlord Consent"). In the event the conditions contemplated in this paragraph are not met, Sublessor shall promptly return to Subtenant any monies paid hereunder and this Sublease and the rights and obligations of the parties hereunder shall be terminated. If Landlord Consent is not received within 30 days from the date of this Sublease, Subtenant may cancel this Sublease by notice given after the expiration of such 30-day period and prior to the granting of such consent, in which case Sublessor shall promptly return to Subtenant any monies paid hereunder and this Sublease and the rights and obligations of the parties hereunder shall be terminated.

                IN WITNESS WHEREOF, the undersigned have hereunto set their hands this day of July, 1998.



                                RSL COM U.S.A, INC.



                                By:   /S/
                                   ----------------------------------
                                   Name:  Edmond J. Thomas
                                   Title: President


                                COMPUTER OUTSOURCING SERVICES, INC.




                                By:   /S/
                                   ----------------------------------
                                   Name:  Zach Lonstein
                                   Title: Chairman

                                  EXHIBIT   A
                                  -----------



                                   Overlease

                            (see annexed Overlease)

                                  EXHIBIT   B
                                  -----------




                               Sublessee's Plans

                                 (See Annexed)